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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement File No. 333-51063 on Form S-8.



/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Chicago, Illinois
August 26, 1999